Bank Officers

Executive Officers

Michael R. Sharp*
President & Chief Executive Officer
Guaranty Square

Larry A. Stark
Executive Vice President
Guaranty Square

Michele E. LoBianco*
Senior Vice President & Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Eric J. Dosch
Chief Credit Officer
Guaranty Square

Glenn A. Duhon, Sr.
Banking Center Manager
Abbeville

Michael F. Lofaso
Commercial Lender
Ponchatoula

Mark W. Mobley
Commercial Lender
Guaranty Square

Vice Presidents

Mark A. Bagwell
Cheryl Q. Brumfield
Ronald W. Edmonds
Denise D. Fletcher
Bernadette Z. Kemp
Stephen F. Lampton
Vera S. Matthews
William D. McCormick, Sr.
Karen T. Perault
Renee S. Young

Assistant Vice Presidents

Pamela A. Gaspard
Joyce N. Glass
Linda R. Lewis
Mikki M. Kelley
Robert M. Mizell
Jeremy K. Moore
Regina Notariano
Ronald C. Pittman
Evan M. Singer
Christy L. Wells

Other

Edward P. Bertoniere
Thomas F. Brothers
Pamela A. Carrico
Frances L. Carrington
Rita P. Charbonnet
Melinda M. Dowies
Vanessa R. Drew
Teri L. Duncan
Jeannette N. Ernst
Danielle D. Fridge
Tommy Jarrett
Frances M. Mashon
Tiffany C. Moore
V. Diane Patterson
Joe E. Phillips
Scott B. Schilling
Roberta D. Snellgrove
Heather N. Thompson
Lisa B. Thompson
Randy S. Vicknair
J. Chase Wainwright
Amy N. Wales
D. Lynn Westmoreland

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs Banking Center
Hammond Banking Centers:
First Guaranty Square
Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center
Ponchatoula Banking Centers:
Ponchatoula
Berryland
Walker Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

South Louisiana

Abbeville
799 West Summers Drive
Amite
100 East Oak Street
Denham Springs
2231 South Range Avenue
Hammond
1201 West University Avenue
14145 West University Avenue
2111West Thomas Street
400 East Thomas Street
North Oaks Medical Center
North Oaks Diagnostic Center
North Oaks Rehabilitation Center
Independence
455 West Railroad Ave.
Jennings
500 North Cary
Kentwood
708 Avenue G
Loranger
19518 Hwy 40
Ponchatoula
105 Berryland
170 West Hickory Street
Robert
22628 Highway 190
Walker
29815 Walker Rd. S

North Louisiana

Benton
196 Burt Boulevard
Dubach
117 East Hico Street
Haynesville
10065 Highway 79
Homer
401 North 2nd Street
Homer Memorial Hospital
Oil City
126 South Highway 1
Vivian
102 East Louisiana Avenue

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FDIC

FIRST GUARANTY BANCSHARES, INC.
Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984



2009 2nd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders:

I am pleased to present the enclosed financial information for the second quarter ended June 30, 2009. Over the last twelve months, our balance sheet has experienced extreme growth with an increase in assets of $156.0 million or 19.4%. Assets totaled $958.6 million at June 30, 2009 and $802.6 million at June 30, 2008. This increase in total assets resulted from deposit growth. Deposits increased $156.3 million during the past twelve months and totaled $852.4 million at June 30, 2009. The majority of the cash received from this deposit growth was used to acquire securities.

Net income totaled $1.3 million for the second quarter 2009, a decrease of $0.8 million from second quarter 2008. Year-to-date net income totaled $2.4 million as of June 30, 2009, down from $4.5 million as of June 30, 2008. The decreases in quarterly and year-to-date net income both resulted primarily from a decrease in net interest income. This resulted from a decrease in our net interest margin which occurred due to the yields on our interest-earning assets decreasing more than the cost of funds on our interest-bearing liabilities. In an effort to improve the net interest margin, we have strategically lowered the rates on deposit products and have begun implementing interest rate floors in our loan portfolio. We have already started to see the net interest margin improve from these efforts.

The directors, management and employees have a commitment and drive to make First Guaranty Bank one of the most successful banks in the state by providing excellent service to our customers. These efforts have enhanced our ability to obtain new customers and have helped us to grow to be the fifth largest Bank, based on asset size, chartered in Louisiana.

Michael R. Sharp
President and
Chief Executive Officer
First Guaranty Bancshares, Inc.

Consolidated Statements of Condition

(in thousands, except share data)

	June 30, 2009 (unaudited)	June 30, 2008
Assets		
Cash and cash equivalents:		
Cash and due from banks	$29,256	$24,224
Interest-earning demand deposits with banks	26,782	3,025
Federal funds sold	-	-
Cash and cash equivalents	56,038	27,249
Interest-earning time deposits with banks	13,613	99
Investment securities:		
Available for sale, at fair value	252,638	94,420
Held to maturity, at cost (estimated fair value of $2,837 and $34,092, respectively)	2,792	34,409
Investment securities	255,430	128,829
Federal Home Loan Bank stock, at cost	947	981
Loans held for sale	147	661
Loans, net of unearned income	606,487	622,202
Less: allowance for loan losses	6,701	6,360
Net loans	599,786	615,842
Premises and equipment, net	15,951	15,838
Goodwill	1,980	2,075
Intangible assets, net	2,006	2,228
Other real estate, net	1,049	793
Accrued interest receivable	5,304	4,588
Other assets	6,343	3,398
Total Assets	$958,594	$802,581
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$114,262	$127,770
Interest-bearing demand	203,605	196,779
Savings	42,233	44,412
Time	492,276	327,162
Total deposits	852,376	696,123
Short-term borrowings	26,193	30,307
Accrued interest payable	4,689	3,037
Long-term borrowings	3,368	3,093
Other liabilities	4,256	1,625
Total Liabilities	890,882	734,185
Stockholders' Equity		
Common stock:		
$1 par value - authorized 100,600,000 shares; issued and outstanding 5,559,644 shares	5,560	5,560
Surplus	26,459	26,459
Retained earnings	38,387	37,527
Accumulated other comprehensive loss	(2,694)	(1,150)
Total Stockholders' Equity	67,712	68,396
Total Liabilities and Stockholders' Equity	$958,594	$802,581

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended June 30, 2009 (unaudited)	2008
Interest Income:		
Loans (including fees)	$8,873	$10,141
Loans held for sale	2	14
Deposits with other banks	84	5
Securities (including FHLB stock)	2,468	1,421
Federal funds sold	10	42
Total Interest Income	11,437	11,623
Interest Expense:		
Demand deposits	388	672
Savings deposits	36	46
Time deposits	3,503	2,886
Borrowings	98	102
Total Interest Expense	4,025	3,706
Net Interest Income	7,412	7,917
Provision for loan losses	701	490
Net Interest Income after Provision for Loan Losses	6,711	7,427
Noninterest Income:		
Service charges, commissions and fees	1,040	962
Net gains on sale of securities	10	-
Net gains on sale of loans	192	92
Other	243	484
Total Noninterest Income	1,485	1,538
Noninterest Expense:		
Salaries and employee benefits	2,667	2,578
Occupancy and equipment expense	728	731
Net cost from other real estate & repossessions	70	42
Regulatory assessment	717	164
Other	2,050	2,177
Total Noninterest Expense	6,232	5,692
Income Before Income Taxes	1,964	3,273
Provision for income taxes	677	1,142
Net Income	$1,288	$2,131
Per Common Share:		
Earnings	$0.23	$0.38
Cash dividends paid	$0.16	$0.16
Weighted Average Common Shares Outstanding	5,559,644	5,559,644
Return on Average Assets	0.53%	1.10%
Return on Average Equity	7.71%	12.38%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Six-Month Period Ended June 30, 2009 (unaudited)	2008
Interest Income:		
Loans (including fees)	$17,530	$20,999
Loans held for sale	3	35
Deposits with other banks	309	14
Securities (including FHLB stock)	4,542	2,940
Federal funds sold	27	358
Total Interest Income	22,411	24,346
Interest Expense:		
Demand deposits	822	1,641
Savings deposits	77	102
Time deposits	7,095	6,467
Borrowings	160	211
Total Interest Expense	8,154	8,421
Net Interest Income	14,257	15,925
Provision for loan losses	1,349	692
Net Interest Income after Provision for Loan Losses	12,908	15,233
Noninterest Income:		
Service charges, commissions and fees	2,020	1,975
Net gains on sale of securities	10	3
Net gains on sale of loans	272	175
Other	520	827
Total Noninterest Income	2,822	2,980
Noninterest Expense:		
Salaries and employee benefits	5,493	5,178
Occupancy and equipment expense	1,411	1,430
Net cost from other real estate & repossessions	180	84
Regulatory assessment	945	251
Other	4,037	4,420
Total Noninterest Expense	12,066	11,363
Income Before Income Taxes	3,664	6,850
Provision for income taxes	1,267	2,392
Net Income	$2,397	$4,458
Per Common Share:		
Earnings	$0.43	$0.80
Cash dividends paid	$0.32	$0.32
Weighted Average Common Shares Outstanding	5,559,644	5,559,644
Return on Average Assets	0.50 %	1.14 %
Return on Average Equity	7.24 %	13.06 %
Book Value	$12.18	$12.30